WRITTEN ACTION OF DIRECTORS REGARDING AN INCREASE IN SHAREHOLDER LOAN AGREEMENT ON 8/01/2007
OF
ATTUNE RTD

Shareholder Promissory Note, section 2 entitled, "Amount" is amended as follows:

1) Borrower may borrow an amount equal to or less than $90,000.00

The above is confirmed and ratified.

Name	Signature
Shawn Davis	[signature]
Thomas Bianco	[signature]
Paul Davis	Paul Davis

Promissory Note

1. Names

Borrower:

Thomas Bianco

288 North Palm Canyon Drive

Palm Springs, California 92262

Lender:

Interfacing Technologies, Inc, a Nevada corporation

286 1/2 North Palm Canyon Drive

Palm Springs, California 92262

2. Amount

Borrower may borrow an amount equal to or less than $75,000.

2.1 Promise to Pay

For value received, Borrower promises to re-pay Lender the amount borrowed and interest at the yearly rate of 5.75% on the unpaid balance as specified below.

3. Payment Date

Borrower will pay the entire amount of principal and interest on or before January 31, 2017.

4. Prepayment

Borrower may prepay all or any part of the principal without penalty.

5. Security

This is an unsecured note.

6. Entire Agreement

This is the entire agreement between the parties. It replaces and supersedes any and all oral agreements between the parties, as well as any prior writings.

7. Successors and Assignees

This agreement is non assignable and non transferable.

8. Notices

All notices must be in writing. A notice may be delivered to a party at the address that follows a party's signature or to a new address that a party designates in writing. A notice may be delivered:

- in person
- by certified mail, or
- by overnight courier.

9. Governing Law

This agreement will be governed by and construed in accordance with the laws of the state of California.

10. Waiver

If one party waives any term or provision of this agreement at any time, that waiver will be effective only for the specific instance and specific purpose for which the waiver was given. If either party fails to exercise or delays exercising any of its rights or remedies under this agreement, that party retains the right to enforce that term or provision at a later time.

11. Severability

If any court determines that any provision of this agreement is invalid or unenforceable, any invalidity or unenforceability will affect only that provision and will not make any other provision of this agreement invalid or unenforceable and such provision shall be modified, amended or limited only to the extent necessary to render it valid and enforceable.

12. Disputes

If a dispute arises, the parties will try in good faith to settle it through mediation conducted by a mediator to be mutually selected. The parties will share the costs of the mediator equally. Each party will cooperate fully and fairly with the mediator and will attempt to reach a mutually satisfactory compromise to the dispute. If the dispute is not resolved within 60 days after it is referred to the mediator, it will be arbitrated by an arbitrator to be mutually selected. Judgment on the arbitration award may be entered in any court that has jurisdiction over the matter. Costs of arbitration, including lawyers' fees, will be allocated by the arbitrator.

BORROWER

Dated: 8/1/2007

By: [signature]

Thomas Bianco
288 North Palm Canyon Drive
Palm Springs, California 92262

LENDER

Dated: 8-01-07

By: Tim P. Smith Secretary

Interfacing Technologies, Inc, a Nevada corporation

286 1/2 North Palm Canyon Drive

Palm Springs, California 92262

Promissory Note

1. Names

Borrower:

Shawn Davis

8396 Palomar Ave

Yucca Valley, California 92284

Lender:

Interfacing Technologies, Inc, a Nevada corporation

286 1/2 North Palm Canyon Drive

Palm Springs, California 92262

2. Amount

Borrower may borrow an amount equal to or less than $75,000.

2.1 Promise to Pay

For value received, Borrower promises to re-pay Lender the amount borrowed and interest at the yearly rate of 5.75% on the unpaid balance as specified below.

3. Payment Date

Borrower will pay the entire amount of principal and interest on or before January 31, 2017.

4. Prepayment

Borrower may prepay all or any part of the principal without penalty.

5. Security

This is an unsecured note.

6. Entire Agreement

This is the entire agreement between the parties. It replaces and supersedes any and all oral agreements between the parties, as well as any prior writings.

7. Successors and Assignees

This agreement is non assignable and non transferable.

8. Notices

All notices must be in writing. A notice may be delivered to a party at the address that follows a party's signature or to a new address that a party designates in writing. A notice may be delivered:

- in person
- by certified mail, or
- by overnight courier.

9. Governing Law

This agreement will be governed by and construed in accordance with the laws of the state of California.

10. Waiver

If one party waives any term or provision of this agreement at any time, that waiver will be effective only for the specific instance and specific purpose for which the waiver was given. If either party fails to exercise or delays exercising any of its rights or remedies under this agreement, that party retains the right to enforce that term or provision at a later time.

11. Severability

If any court determines that any provision of this agreement is invalid or unenforceable, any invalidity or unenforceability will affect only that provision and will not make any other provision of this agreement invalid or unenforceable and such provision shall be modified, amended or limited only to the extent necessary to render it valid and enforceable.

12. Disputes

If a dispute arises, the parties will try in good faith to settle it through mediation conducted by a mediator to be mutually selected. The parties will share the costs of the mediator equally. Each party will cooperate fully and fairly with the mediator and will attempt to reach a mutually satisfactory compromise to the dispute. If the dispute is not resolved within 60 days after it is referred to the mediator, it will be arbitrated by an arbitrator to be mutually selected. Judgment on the arbitration award may be entered in any court that has jurisdiction over the matter. Costs of arbitration, including lawyers' fees, will be allocated by the arbitrator.

BORROWER

Dated: 8/01/07

By: [signature]

Shawn Davis
8396 Palomar Ave
Yucca Valley, California 92284

LENDER

Dated: 08 Aug 2007

By: Tim P. Smith Secretary

Interfacing Technologies, Inc, a Nevada corporation

286 1/2 North Palm Canyon Drive

Palm Springs, California 92262